UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2022

Date of reporting period:  August 31, 2021

Item 1. Reports to Stockholders.

(a)  [Insert full text of semi-annual or annual report here]

Semi-Annual Report

Dearborn Partners Rising Dividend Fund

Class A Shares
DRDAX

Class C Shares
DRDCX

Class I Shares
DRDIX

August 31, 2021

Investment Adviser

Dearborn Partners, L.L.C.
200 West Madison Street
Suite 1950
Chicago, IL 60606

Phone: (888) 983-3380

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	5

INVESTMENT HIGHLIGHTS	7

SCHEDULE OF INVESTMENTS	9

STATEMENT OF ASSETS AND LIABILITIES	13

STATEMENT OF OPERATIONS	14

STATEMENTS OF CHANGES IN NET ASSETS	15

FINANCIAL HIGHLIGHTS	16

NOTES TO FINANCIAL STATEMENTS	22

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	31

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM	35

NOTICE OF PRIVACY POLICY & PRACTICES	36

ADDITIONAL INFORMATION	37

Greetings from Dearborn Partners, LLC,
Adviser to the Dearborn Partners Rising Dividend Fund (the “Fund”).

On April 10, 2013 the Dearborn Partners Rising Dividend Fund was launched to provide investors with a relatively defensive equity investment diversified across a multitude of sectors in companies that are anticipated to consistently increase their dividends over time. Patient investors looking to outpace inflation should benefit from participating in what we believe is the long-term wealth-building potential offered by what we consider to be great businesses, while receiving an income stream with potential growth over time.

For the six months ended August 31, 2021 (the midpoint of the Dearborn Partners Rising Dividend Fund’s fiscal year), the total returns of our Fund’s Class I shares and the S&P 500 benchmark were 16.68% and 19.52%, respectively. The remerging strength of large technology companies—many of which pay no dividends—was the primary driver of the difference in performance.

Our Fund outperformed the benchmark in four of the eleven sectors into which Standard & Poor’s divides the marketplace. Our most notable outperformance versus the S&P 500 occurred in the Industrial, Financial and Consumer Discretionary sectors. We continue to maintain the valuation and stock selection disciplines that formed the basis of our strategy, as we believe that over time, such disciplines can offer attractive total return potential when equity market risk is considered.

A few specific companies in our Fund stand out as worth mentioning for the period. Some of our best performing stocks were Intuit Inc. (INTU), Nasdaq Inc. (NDAQ), and Republic Services Inc. (RSG). Intuit had a better-than-expected contributions from the acquisition of Credit Karma and continued underlying strength in the base business. Our second-best performing stock, Nasdaq, continued to benefit from elevated stock and option volumes. Our third-best performing position was Republic Services.  Waste volumes continued to recover as the economy has improved.

The three poorest performers for the period were Fidelity National Information Services, Inc. (FIS), Clorox Company (CLX), and V.F. Corporation (VFC). Fear of slower than expected payment volumes in FIS’s Merchant business was a headwind for shares. Clorox experienced a dramatic rise in input costs, which hurt their profit outlook. V.F. Corporation experienced a slower than expected recovery in their wholesale distribution channel.

We continue to believe that the companies in our Dearborn Partners Rising Dividend Fund are generally financially strong, well-managed, defensive businesses with products or services that people patronize regardless of the economic or financial environment. As portfolio managers, we strive to be not only active but proactive in terms of analyzing each company’s ability to pay and increase dividends consistently over time. History has shown that rising dividends have tended to cushion the fall of stock prices in challenging markets.

A primary goal of our strategy is to help investors keep ahead of the rising costs of living by providing a portfolio of companies that we believe are capable of increasing their annual dividends. We maintain our conviction that a path to long-term wealth building can be accomplished through properly diversified portfolios of stocks of companies that offer the potential to increase dividends consistently over time. We believe our Fund exemplifies those characteristics and, over the long-term, offers the potential to provide attractive returns with modified risk.

During these six months, 16 companies in our Fund announced 19 dividend increases. The average of these dividend increases was about 8.6% more than these particular companies paid as dividends a year earlier. Notable dividend announcements during this six-month period: American Tower Corporation (AMT) and Glacier Bancorp. Inc. (GBCI) each announced two dividend increases; John B. Sanfilippo & Son, Inc. (JBSS) not only announced a 7.7% increase in its regular dividend, but also declared a special $2.30 per share dividend, after declaring a special $2.50 per share dividend earlier this calendar year on January 27, 2021. No companies in our Fund reduced or suspended their dividends during these six months.

Thank you for your continued interest in the Dearborn Partners Rising Dividend Fund. Please feel free to contact us at any time.

Sincerely,

Carol M. Lippman, CFA	Michael B. Andelman
Portfolio Manager	Portfolio Manager

Past performance does not guarantee future results.

Opinions expressed are those of Dearborn Partners, LLC and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. In addition, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund may invest in foreign securities and ADRs, which involve political, economic and currency risks, greater volatility and differences in accounting methods. Medium- and small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The Fund may invest in MLPs, which can be negatively influenced when interest rates rise. These investments also entail many of the general tax risks of investing in a partnership. There is always the risk that an MLP will fail to qualify for favorable tax treatments.

Diversification does not guarantee a profit or protect from loss in a declining market.

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. It is not possible to invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings please refer to the Schedule of Investments included in this report.

This report is intended for shareholders in the Dearborn Partners Rising Dividend Fund and may not be used as literature unless preceded or accompanied by the Fund’s current Prospectus.

Dearborn Partners is the adviser of the Dearborn Partners Rising Dividend Fund, which is distributed by Quasar Distributors, LLC.

Dearborn Partners Rising Dividend Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) and service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 – August 31, 2021).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of up to 5.00% when you invest. Class A shares are also subject to a 1.00% contingent deferred sales charge for purchases made at the $500,000 breakpoint which are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment for all share classes, at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (“Transfer Agent”). If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Transfer Agent. Individual retirement accounts (“IRAs”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds (“ETFs”) or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the direct expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the

Dearborn Partners Rising Dividend Fund
Expense Example (Continued)
(Unaudited)

table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2021 -
	March 1, 2021	August 31, 2021	August 31, 2021*
Actual	$1,000.00	$1,165.70	$6.71
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.00	$6.26

*	Expenses are equal to the Fund’s annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Class C
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2021 -
	March 1, 2021	August 31, 2021	August 31, 2021*
Actual	$1,000.00	$1,160.80	$10.78
Hypothetical (5% return
before expenses)	$1,000.00	$1,015.22	$10.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Class I
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2021 -
	March 1, 2021	August 31, 2021	August 31, 2021*
Actual	$1,000.00	$1,166.80	$5.35
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.27	$4.99

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Dearborn Partners Rising Dividend Fund
Investment Highlights
(Unaudited)

The Fund seeks current income, rising income over time, and long-term capital appreciation.  Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of companies that pay current dividends and that the Fund’s portfolio managers believe have the potential to increase their dividends with regularity.  The Fund’s allocation of portfolio holdings as of August 31, 2021 was as follows:

Portfolio Allocation
(% of Investments)

Average Annual Returns as of August 31, 2021(1)

	One	Five	Since Inception
	Year	Year	(April 10, 2013)
Dearborn Partners Rising Dividend Fund
Class A (with sales charge)	14.44%	12.22%	10.75%
Class A (without sales charge)	20.44%	13.37%	11.43%
Class C (with sales charge)	18.49%	12.54%	10.59%
Class C (without sales charge)	19.49%	12.54%	10.59%
Class I	20.74%	13.65%	11.70%
S&P 500 Total Return Index	31.17%	18.02%	15.55%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.00% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less

Continued

Dearborn Partners Rising Dividend Fund
Investment Highlights (Continued)
(Unaudited)

than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 983-3380.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Total Return Index is a stock market index based on the market capitalization of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. You cannot invest directly in an index.

Growth of $10,000 Investment(1)

(1)	The minimum investment for Class I is $500,000.
(2)	The Fund commenced operations on April 10, 2013.

Dearborn Partners Rising Dividend Fund

Schedule of Investments

August 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS – 91.91%

Banks – 1.94%
Glacier Bancorp, Inc.	170,555	$9,083,759

Biotechnology – 1.43%
Gilead Sciences, Inc.	92,000	6,695,760

Building Products – 2.64%
Carrier Global Corp.	215,200	12,395,520

Capital Markets – 7.86%
Nasdaq, Inc.	72,000	14,096,160
S&P Global, Inc.	24,688	10,957,028
T Rowe Price Group, Inc.	52,940	11,851,678
		36,904,866

Chemicals – 4.14%
Air Products and Chemicals, Inc.	29,786	8,027,625
The Sherwin-Williams Co.	37,500	11,387,625
		19,415,250

Commercial Services & Supplies – 2.21%
Republic Services, Inc.	83,500	10,364,855

Containers & Packaging – 1.87%
AptarGroup, Inc.	65,000	8,762,000

Diversified Telecommunication Services – 1.37%
Verizon Communications, Inc.	117,100	6,440,500

Electric Utilities – 4.35%
NextEra Energy, Inc.	155,116	13,028,193
Xcel Energy, Inc.	107,673	7,402,519
		20,430,712

Food & Staples Retailing – 4.28%
Casey’s General Stores, Inc.	45,500	9,307,480
Costco Wholesale Corp.	23,700	10,795,113
		20,102,593

Food Products – 2.68%
John B. Sanfilippo & Son, Inc.	62,179	5,284,593
McCormick & Co., Inc.	84,419	7,284,516
		12,569,109

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Schedule of Investments (Continued)

August 31, 2021 (Unaudited)

	Shares	Value
Health Care Equipment & Supplies – 5.60%
Abbott Laboratories	72,500	$9,161,825
Becton Dickinson and Co.	26,708	6,722,404
STERIS plc (a)	48,327	10,390,788
		26,275,017

Hotels, Restaurants & Leisure – 1.66%
McDonald’s Corp.	32,793	7,787,026

Household Products – 3.10%
Kimberly-Clark Corp.	47,500	6,545,975
The Clorox Co.	47,595	7,998,340
		14,544,315

Insurance – 2.99%
Arthur J. Gallagher & Co.	97,870	14,056,089

IT Services – 9.18%
Accenture plc (a)	30,454	10,249,598
Automatic Data Processing, Inc.	48,500	10,138,440
Fidelity National Information Services, Inc.	49,000	6,260,730
Jack Henry & Associates, Inc.	41,235	7,273,030
MasterCard, Inc. – Class A	26,510	9,178,557
		43,100,355

Machinery – 3.95%
Illinois Tool Works, Inc.	37,598	8,755,070
Snap-on, Inc.	43,510	9,787,575
		18,542,645

Multiline Retail – 1.71%
Dollar General Corp.	36,000	8,024,760

Multi-Utilities – 1.80%
WEC Energy Group, Inc.	89,357	8,442,449

Oil, Gas & Consumable Fuels – 1.75%
Exxon Mobil Corp.	150,786	8,220,853

Pharmaceuticals – 2.71%
Johnson & Johnson	39,124	6,773,538
Merck & Co., Inc.	77,920	5,944,517
		12,718,055

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Schedule of Investments (Continued)

August 31, 2021 (Unaudited)

	Shares	Value
Semiconductors & Semiconductor Equipment – 5.01%
Analog Devices, Inc.	72,499	$11,813,712
QUALCOMM, Inc.	79,909	11,721,851
		23,535,563

Software – 2.59%
Intuit, Inc.	21,500	12,171,365

Specialty Retail – 4.28%
Home Depot, Inc.	30,000	9,785,400
Tractor Supply Co.	53,000	10,295,250
		20,080,650

Technology Hardware, Storage & Peripherals – 5.08%
Apple, Inc.	156,888	23,820,305

Textiles, Apparel & Luxury Goods – 1.12%
VF Corp.	68,571	5,243,624

Trading Companies & Distributors – 4.61%
Fastenal Co.	188,270	10,514,879
Watsco, Inc.	40,000	11,136,800
		21,651,679
TOTAL COMMON STOCKS (Cost $257,163,027)		431,379,674

REAL ESTATE INVESTMENT TRUSTS – 7.25%
American Tower Corp.	36,300	10,605,771
Digital Realty Trust, Inc.	48,000	7,867,680
Equinix, Inc.	11,460	9,665,937
Realty Income Corp.	81,449	5,882,247
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $21,655,201)		34,021,635

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Schedule of Investments (Continued)

August 31, 2021 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS – 0.83%
Fidelity Investments Money Market Funds –
Government Portfolio – Class I, 0.010% (b)	3,915,717	$3,915,717
TOTAL SHORT-TERM INVESTMENTS (Cost $3,915,717)		3,915,717
Total Investments (Cost $282,733,945) – 99.99%		469,317,026
Other Assets in Excess of Liabilities – 0.01%		64,343
TOTAL NET ASSETS – 100.00%		$469,381,369

Percentages are stated as a percent of net assets.

(a)	Foreign issued security.
(b)	Seven day yield as of August 31, 2021.

Abbreviations:
plc –	public limited company is a publicly traded company which signifies that shareholders have limited liability.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statement of Assets and Liabilities

August 31, 2021 (Unaudited)

Assets
Investments, at value (cost $282,733,945)	$469,317,026
Dividends and interest receivable	512,161
Receivable for Fund shares sold	365,969
Prepaid expenses and other assets	40,663
Total assets	470,235,819
Liabilities
Payable to Adviser	302,241
Payable for distribution fees	243,258
Payable for Fund shares redeemed	181,584
Payable to affiliates	101,529
Accrued expenses and other liabilities	25,838
Total liabilities	854,450
Net Assets	$469,381,369

Net assets consist of:
Paid-in capital	$280,434,404
Total distributable earnings	188,946,965
Net assets	$469,381,369

Class A Shares:
Net assets	$136,339,423
Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized $0.001 par value)	6,084,259
Net asset value and redemption price per share(1)	$22.41
Maximum offering price per share ($22.41/0.95)(2)	$23.59

Class C Shares:
Net assets	$122,243,094
Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized $0.001 par value)	5,497,996
Net asset value, offering price and redemption price per share(1)	$22.23

Class I Shares:
Net assets	$210,798,852
Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized $0.001 par value)	9,392,323
Net asset value, offering price and redemption price per share	$22.44

(1)
A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on Class A or Class C shares redeemed within one year of purchase.  The CDSC on Class A shares is applied only to purchases of $500,000 that are redeemed within 12 months of purchase.  Redemption price per share is equal to net asset value less any redemption or CDSC fees.

(2)	Reflects a maximum sales charge of 5.00%.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statement of Operations

Six Months Ended August 31, 2021 (Unaudited)

Investment Income
Dividend income	$4,335,861
Interest	603
Total Investment Income	4,336,464

Expenses
Management fees	1,883,575
Distribution fees – Class C	599,389
Administration fees	172,919
Distribution fees – Class A	159,052
Transfer agent fees and expenses	102,384
Federal and state registration fees	34,303
Custody fees	21,462
Legal fees	13,972
Reports to shareholders	11,757
Audit and tax fees	8,787
Chief Compliance Officer fees	7,551
Trustees’ fees and related expenses	5,696
Insurance expense	2,632
Pricing fees	715
Other expenses	2,798
Total Expenses	3,026,992
Expense recoupment by Adviser (Note 4)	(93,497)
Net Expenses	2,933,495

Net Investment Income	1,402,969

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	698,878
Net change in unrealized appreciation on investments	63,050,542

Net Realized and Unrealized Gain on Investments	63,749,420
Net Increase in Net Assets from Operations	$65,152,389

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statements of Changes in Net Assets

	Six Months Ended
	August 31, 2021	Year Ended
	(Unaudited)	February 28, 2021
From Operations
Net investment income	$1,402,969	$2,583,970
Net realized gain on:
Investments	698,878	3,983,922
Net change in unrealized appreciation on:
Investments	63,050,542	42,594,443
Net increase in net assets from operations	65,152,389	49,162,335

From Dividend and Distributions to Shareholders
Net dividend and distributions – Class A	(790,680)	(1,094,739)
Net dividend and distributions – Class C	(114,158)	(822,210)
Net dividend and distributions – Class I	(1,527,818)	(1,868,163)
Net decrease in net assets resulting
from dividend and distributions paid	(2,432,656)	(3,785,112)

From Capital Share Transactions
Proceeds from shares sold – Class A	13,645,006	25,992,952
Proceeds from shares sold – Class C	5,239,580	20,092,598
Proceeds from shares sold – Class I	29,754,824	53,102,576
Net asset value of shares issued to shareholders
in payment of distributions declared – Class A	719,547	1,024,543
Net asset value of shares issued to shareholders
in payment of distributions declared – Class C	107,230	793,006
Net asset value of shares issued to shareholders
in payment of distributions declared – Class I	1,396,671	1,740,432
Payments for shares redeemed – Class A	(8,322,873)	(15,027,905)
Payments for shares redeemed – Class C	(11,352,550)	(20,960,776)
Payments for shares redeemed – Class I	(13,592,771)	(26,664,244)
Net increase in net assets
from capital share transactions	17,594,664	40,093,182
Total Increase in Net Assets	80,314,397	85,470,405

Net Assets
Beginning of period/year	$389,066,972	$303,596,567
End of period/year	$469,381,369	$389,066,972

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class A

Financial Highlights

Per share Data for a Share Outstanding Throughout Each Period/Year

	Six Months Ended
	August 31, 2021
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$19.35

Income from investment operations:
Net investment income(1)	0.08
Net realized and unrealized gain on investments	3.12
Total from investment operations	3.20

Less distributions paid:
From net investment income	(0.14)
From net realized gain on investments	—
Total distributions paid	(0.14)

Net Asset Value, End of Period/Year	$22.41

Total Return(2)	16.57%

Supplemental Data and Ratios:
Net assets, end of period/year (000’s)	$136,339
Ratio of expenses to average net assets:
Before waivers, reimbursements of expenses and recoupments	1.27%
After waivers, reimbursements of expenses and recoupments	1.23	%(5)
Ratio of net investment income to average net assets:
Before waivers, reimbursements of expenses and recoupments	0.68%
After waivers, reimbursements of expenses and recoupments	0.72	%(5)
Portfolio turnover rate	4.26%

(1)	Per share net investment income was calculated using average shares outstanding method.
(2)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Excludes the effect of applicable sales charges.

(3)	Effective May 1, 2017 the expense cap for Class A shares was decreased from 1.40% to 1.10% excluding Rule 12b-1 fees of 0.25%.
(4)	Effective June 28, 2019 the expense cap for Class A shares was decreased from 1.10% to 1.00% excluding Rule 12b-1 fees of 0.25%.
(5)	Effective June 28, 2021 the expense cap for Class A shares was decreased from 1.00% to 0.95% excluding Rule 12b-1 fees of 0.25%.

The accompanying notes are an integral part of these financial statements.

Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
February 28,	February 29,		February 28,	February 28,		February 28,
2021	2020		2019	2018		2017
$16.91	$15.63		$14.09	$13.27		$11.44

0.16	0.13		0.19	0.16		0.15
2.48	1.38		1.53	0.87		1.79
2.64	1.51		1.72	1.03		1.94

(0.10)	(0.13)		(0.18)	(0.21)		(0.11)
(0.10)	(0.10)		—	—		—
(0.20)	(0.23)		(0.18)	(0.21)		(0.11)

$19.35	$16.91		$15.63	$14.09		$13.27

15.73%	9.58%		12.33%	7.85%		17.02%

$112,208	$88,097		$68,240	$69,227		$70,449

1.30%	1.31%		1.33%	1.36%		1.37%
1.25%	1.27	%(4)	1.34%	1.36	%(3)	1.40%

0.84%	0.70%		1.30%	1.13%		1.25%
0.89%	0.74	%(4)	1.29%	1.13	%(3)	1.22%
14.46%	4.13%		13.69%	12.05%		5.07%

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class C

Financial Highlights

Per share Data for a Share Outstanding Throughout Each Period/Year

	Six Months Ended
	August 31, 2021
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$19.17

Income from investment operations:
Net investment income (loss)(1)	(0.00	)(5)
Net realized and unrealized gain on investments	3.08
Total from investment operations	3.08

Less distributions paid:
From net investment income	(0.02)
From net realized gain on investments	—
Total distributions paid	(0.02)

Net Asset Value, End of Period/Year	$22.23

Total Return(2)	16.08%

Supplemental Data and Ratios:
Net assets, end of period/year (000’s)	$122,243
Ratio of expenses to average net assets:
Before waivers, reimbursements of expenses and recoupments	2.02%
After waivers, reimbursements of expenses and recoupments	1.98	%(6)
Ratio of net investment income to average net assets:
Before waivers, reimbursements of expenses and recoupments	(0.06)%
After waivers, reimbursements of expenses and recoupments	(0.02	)%(6)
Portfolio turnover rate	4.26%

(1)	Per share net investment income was calculated using average shares outstanding method.
(2)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Excludes the effect of applicable sales charges.

(3)	Effective May 1, 2017 the expense cap for Class C shares was decreased from 2.15% to 1.10% excluding Rule 12b-1 fees of 1.00%.
(4)	Effective June 28, 2019 the expense cap for Class C shares was decreased from 1.10% to 1.00% excluding Rule 12b-1 fees of 1.00%.
(5)	Amount is between $(0.005) and $0.00.
(6)	Effective June 28, 2021 the expense cap for Class C shares was decreased from 1.00% to 0.95% excluding Rule 12b-1 fees of 1.00%.

The accompanying notes are an integral part of these financial statements.

Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
February 28,	February 29,		February 28,	February 28,		February 28,
2021	2020		2019	2018		2017
$16.82	$15.56		$14.02	$13.20		$11.39

0.03	(0.00	)(5)	0.08	0.05		0.06
2.46	1.38		1.53	0.87		1.78
2.49	1.38		1.61	0.92		1.84

(0.04)	(0.02)		(0.07)	(0.10)		(0.03)
(0.10)	(0.10)		—	—		—
(0.14)	(0.12)		(0.07)	(0.10)		(0.03)

$19.17	$16.82		$15.56	$14.02		$13.20

14.85%	8.81%		11.51%	7.01%		16.14%

$110,863	$96,800		$76,881	$74,254		$79,949

2.05%	2.06%		2.08%	2.11%		2.12%
2.00%	2.02	%(4)	2.09%	2.11	%(3)	2.15%

0.09%	(0.05)%		0.55%	0.39%		0.50%
0.14%	(0.01	)%(4)	0.54%	0.39	%(3)	0.47%
14.46%	4.13%		13.69%	12.05%		5.07%

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class I

Financial Highlights

Per share Data for a Share Outstanding Throughout Each Period/Year

	Six Months Ended
	August 31, 2021
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$19.39

Income from investment operations:
Net investment income(1)	0.10
Net realized and unrealized gain on investments	3.12
Total from investment operations	3.22

Less distributions paid:
From net investment income	(0.17)
From net realized gain on investments	—
Total distributions paid	(0.17)

Net Asset Value, End of Period/Year	$22.44

Total Return(2)	16.68%

Supplemental Data and Ratios:
Net assets, end of period/year (000’s)	$210,799
Ratio of expenses to average net assets:
Before waivers, reimbursements of expenses and recoupments	1.02%
After waivers, reimbursements of expenses and recoupments	0.98	%(5)
Ratio of net investment income to average net assets:
Before waivers, reimbursements of expenses and recoupments	0.93%
After waivers, reimbursements of expenses and recoupments	0.97	%(5)
Portfolio turnover rate	4.26%

(1)	Per share net investment income was calculated using average shares outstanding method.
(2)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Effective May 1, 2017 the expense cap for Class I shares was decreased from 1.15% to 1.10%.
(4)	Effective June 28, 2019 the expense cap for Class I shares was decreased from 1.10% to 1.00%.
(5)	Effective June 28, 2021 the expense cap for Class I shares was decreased from 1.00% to 0.95%.

The accompanying notes are an integral part of these financial statements.

Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
February 28,	February 29,		February 28,	February 28,		February 28,
2021	2020		2019	2018		2017
$16.94	$15.65		$14.11	$13.29		$11.46

0.21	0.17		0.23	0.19		0.19
2.48	1.38		1.53	0.88		1.78
2.69	1.55		1.76	1.07		1.97

(0.14)	(0.16)		(0.22)	(0.25)		(0.14)
(0.10)	(0.10)		—	—		—
(0.24)	(0.26)		(0.22)	(0.25)		(0.14)

$19.39	$16.94		$15.65	$14.11		$13.29

16.00%	9.89%		12.61%	8.13%		17.27%

$165,995	$118,700		$86,233	$61,091		$54,379

1.05%	1.06%		1.08%	1.11%		1.12%
1.00%	1.02	%(4)	1.09%	1.11	%(3)	1.15%

1.08%	0.96%		1.56%	1.37%		1.51%
1.13%	1.00	%(4)	1.55%	1.37	%(3)	1.48%
14.46%	4.13%		13.69%	12.05%		5.07%

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements
August 31, 2021 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Dearborn Partners Rising Dividend Fund (the “Fund”) represents a distinct, diversified series with its own investment objective and policies within the Trust. The investment objective of the Fund is to seek current income, rising income over time, and long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the class in which shares are held. The Fund currently offers three classes of shares, Class A, Class C and Class I. Each class of shares has identical rights and privileges except with respect to class-specific expenses and voting rights on matters affecting a single class of shares. The classes differ principally in their respective expenses.  Class A shares are subject to an initial maximum sales charge of 5.00% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. Class A shares are subject to a contingent deferred sales charge of 1.00% for purchases made at the $500,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus. The contingent deferred sales charge for Class C shares is 1.00% of the lesser of the original cost or the current market value of shares being redeemed. Class I shares are no-load shares.  Class A and Class C shares are subject to a 0.25% and 1.00% distribution fee, respectively.   The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.  The Fund commenced operations on April 10, 2013.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If there has been no sale on such exchange or on

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2021 (Unaudited)

NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer.  Any discount or premium is accreted or amortized using the constant yield to maturity method.  Constant yield amortization takes into account the income that is produced on a debt security.  This accretion/amortization type utilizes the discount rate used in computing the present value of all future principal and interest payments made by a debt instrument and produces an amount equal to the cost of the debt instrument.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset values (“NAVs”) of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency.  All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2021 (Unaudited)

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2021:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(1)	$431,379,674	$—	$—	$431,379,674
Real Estate
Investment Trusts	34,021,635	—	—	34,021,635
Short-Term Investments	3,915,717	—	—	3,915,717
Total Investments	$469,317,026	$—	$—	$469,317,026

(1)	See the Schedule of Investments for industry classifications.

The Fund measures Level 3 activity as of the end of the period. For the year ended August 31, 2021, the Fund did not have any significant unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

The Fund did not hold financial derivative instruments during the reporting period.

(b) Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2021 (Unaudited)

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

(c) Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it of all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the six months ended August 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended August 31, 2021, the Fund did not incur any interest or penalties. At August 31, 2021, the fiscal years 2018 through 2021 remained open to examination in the Fund’s major tax jurisdictions.

(d) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually, and as frequently as quarterly.  Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or NAV per share.

(e) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2021 (Unaudited)

(g) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% and 1.00% of average daily net assets of the Class A and Class C shares, respectively. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h) Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Distributions received from the Fund’s investments in Master Limited Partnerships (“MLPs”) and Real Estate Investment Trusts (“REITs”) are comprised of ordinary income, capital gains and return of capital, as applicable. For financial statement purposes, the Fund uses estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Changes to estimates will be recorded in the period they are known. The distributions received from MLP and REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain on investments, respectively, on the Statement of Operations. The distributions received that are classified as return of capital reduced the cost of investments on the Statement of Assets and Liabilities.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended February 28, 2021 and February 29, 2020 is as follows:

	February 28, 2021	February 29, 2020
Ordinary Income	$1,762,606	$1,714,124
Long-Term Capital Gain	$2,022,506	$1,744,408

The Fund designated as long-term capital gain dividend, pursuant to Section 852(b)(3) of the Code, the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended February 28, 2021.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2021 (Unaudited)

As of February 28, 2021, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$265,040,851
Gross tax unrealized appreciation	128,669,750
Gross tax unrealized depreciation	(5,137,211)
Net tax unrealized appreciation	123,532,539
Undistributed ordinary income	1,384,165
Undistributed long-term capital gain	1,310,528
Total distributable earnings	2,694,693
Other accumulated losses	—
Total distributable earnings	$126,227,232

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with Dearborn Partners, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.85% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through June 28, 2022, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with borrowings made by the Fund), brokerage commissions and other transactional expenses, dividends or interest expenses on short positions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation, collectively “Excluded Expenses”) do not exceed 0.95% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. From March 1, 2021 to June 27, 2021, the Expense Limitation Cap was 1.00% of the Fund’s daily net assets.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed within three years from the date such amount was waived or reimbursed, subject to the operating expense limitation agreement, if such recoupments will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver; or (2) the expense limitation in place at the time of the recoupment.The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring during the period ending:

	Class A	Class C	Class I
February 28, 2023	$29,951	$32,694	$40,014
February 29, 2024	46,951	51,791	69,364
August 31, 2024	26,871	24,821	41,805

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2021 (Unaudited)

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor” or “Quasar”) a distribution fee of 0.25% and 1.00% of the Fund’s average daily net assets of Class A and Class C shares, respectively for services to prospective Fund shareholders and distribution of Fund shares.  The following table details the fees earned pursuant to the 12b-1 Plan during the six months ended August 31, 2021, as well as the fees owed as of August 31, 2021.

	Fees Earned	Fees Owed as of
	During Period	August 31, 2021
Class A	$159,052	$37,916
Class C	$599,389	$205,342

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

(6)	Related Party Transactions

Fund Services acts as the Fund’s administrator and fund accountant under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  Fund Services also serves as the transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian.  The Trust’s Chief Compliance Officer is also an employee of Fund Services.  The following table details the fees earned for each service during the six months ended August 31, 2021, as well as the fees owed as of August 31, 2021.

	Fees Earned		Fees Owed as of
	During Period		August 31, 2021
Administration/Accounting and Pricing	$173,634		$58,556
Custody	21,462		5,804
Transfer agent	98,805	(1)	34,618
Chief Compliance Officer	7,551		2,551

(1)	This amount does not include sub-transfer agency fees, therefore it does not agree to the amount on the Statement of Operations.

The Fund also has a line of credit with U.S. Bank (see Note 10).

Certain officers of the Fund are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and U.S. Bank.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2021 (Unaudited)

(7)	Capital Share Transactions

	Six Months Ended	Year Ended
	August 31, 2021	February 28, 2021
Class A
Shares sold	643,913	1,411,509
Shares redeemed	(391,882)	(879,734)
Shares issued in
reinvestment of dividends	34,706	56,252
Net increase	286,737	588,027

Class C
Shares sold	249,194	1,141,581
Shares redeemed	(539,067)	(1,158,663)
Shares issued in
reinvestment of dividends	5,252	43,306
Net increase (decrease)	(284,621)	26,224

Class I
Shares sold	1,405,998	2,959,133
Shares redeemed	(640,110)	(1,504,643)
Shares issued in
reinvestment of dividends	67,213	96,675
Net increase	833,101	1,551,165

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended August 31, 2021, were $40,777,716 and $18,162,385, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At August 31, 2021, Charles Schwab & Co., Inc. held 42.69% of the Fund’s shares outstanding for the benefit of their customers.

(10)	Line of Credit

At August 31, 2021, the Fund had a line of credit in the amount of the lesser of $20,000,000, or 33.33% of the fair value of unencumbered assets, which matures on August 6, 2022. This secured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund's custodian, U.S. Bank (the “Lender”). As collateral, the Lender receives a first priority security interest in securities of the Fund in an amount of at least 300% of any draw on the line of the credit by the Fund. Interest

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2021 (Unaudited)

accrues at the Lender's Prime Rate, which as of August 31, 2021 was 3.25%. During the six months ended August 31, 2021, the Fund did not utilize the line of credit.

(11)	Subsequent Events

On June 30, 2021, Foreside Financial Group, LLC (“FFG”), the parent company of Quasar Distributors, LLC, the Fund’s distributor, and Lovell Minnick Partners, LLC (“LMP”) entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”), a private equity firm specializing in financial and related business services companies. Genstar will acquire a majority stake in FFG, and LMP will exit its investment in FFG. The transaction closed September 30, 2021.  The Board has approved Quasar to remain the Fund’s distributor after the close of the transaction.

On September 29, 2021, the Fund declared and paid a distribution from ordinary income to the shareholders of record on September 28, 2021 of $204,942 and $421,930 for Class A and I shares, respectively.

(12)	Recent Market Events

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors, rising inflation and reduced consumer spending. While several countries, including the U.S., have begun to lift public health restrictions in efforts to reopen their respective economies, the outbreak of the Delta variant has led to the renewal of health mandates by local governments and businesses, reduced hiring efforts by employers, event cancellations and additional travel restrictions, supply chain shortages, cessation of return-to-office plans and an overall economic slowdown. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time.  Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

Dearborn Partners Rising Dividend Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2021 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Dearborn Partners Rising Dividend Fund (the “Fund”), a series of the Trust, and the Adviser.  The Trustees also met at a prior meeting held on June 23, 2021 (the “June 23, 2021 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2022.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Carol M. Lippman and Michael B. Andelman, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence questionnaire, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Fund.  The Trustees noted that during the course of the prior year the Adviser had participated in a Trust board meeting to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and

Dearborn Partners Rising Dividend Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

they considered the brokerage practices of the Adviser.  The Trustees discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan in response to the novel coronavirus (COVID-19) pandemic and challenges to day-to-day operations.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Class I shares of the Fund for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2021.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Class I shares of the Fund on both an absolute basis and in comparison to a benchmark index (the S&P 500® Total Return Index) and in comparison to a peer group of U.S. open-end large blend funds in the Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of a composite of other separately-managed accounts of the Adviser that were similar to the Fund in terms of investment strategy and managed by the same portfolio management team as the Fund.

The Trustees noted the performance of the Class I shares of the Fund for each of the quarter, one-year, three-year, and five-year periods ended March 31, 2021 was below that of the Morningstar Peer Group median.  The Trustees further noted that for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2021, the Class I shares of the Fund underperformed the S&P 500® Total Return Index.  The Trustees also reviewed the Fund’s performance relative to the Adviser’s composite of other separately-managed accounts with a similar investment strategy, noting that the performance for relevant periods was not materially different.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to its Morningstar Peer Group, as well as any fee waivers and expense reimbursements of the Adviser.

Dearborn Partners Rising Dividend Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser was providing subsidies for the Fund’s operations in the form of management fee waivers.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Advisory Agreement and the expense subsidization undertaken by the Adviser with respect to the Fund, as well as the Fund’s brokerage practices, noting the Adviser makes no effort to seek soft dollar arrangements.  The Trustee also noted that the Adviser requested and the Board approved a reduction in the Fund’s annual limit on operating expenses by 0.05%, from 1.00% to 0.95% of the Fund’s average daily net assets, effective June 28, 2021.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 23, 2021 meeting and the August 4, 2021 meeting at which the Advisory Agreement was formally considered, as well as the reports prepared by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.85% was above the Morningstar Peer Group average of 0.67%.  The Trustees observed that the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.95% for Class I shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.82%.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and the Trustees further concluded that the Adviser maintained adequate profit levels to support the services to the Fund from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers, expense reimbursements and potential recoupments by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage practices of the Adviser with respect to the Fund, noting that the Adviser receives no soft

Dearborn Partners Rising Dividend Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

dollar benefits from its relationship with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2022 as being in the best interests of the Fund and its shareholders.

Dearborn Partners Rising Dividend Fund
Review of Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Dearborn Partners, LLC (“Dearborn”), the investment adviser to the Dearborn Partners Rising Dividend Fund (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved Dearborn as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Liquidity Risk Committee. The Liquidity Risk Committee currently consists of Don McKinnon (CCO), Matt Guttosch (Equity Analyst), and Michael Andelman (PM). The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On April 15, 2021, the Board reviewed the Program Administrator’s written annual report for the period July 1, 2020 through December 31, 2020 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator provides portfolio investment classification services, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolios are expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

Dearborn Partners Rising Dividend Fund
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Dearborn Partners Rising Dividend Fund
Additional Information
(Unaudited)

Tax Information

For the fiscal year ended February 28, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2021 was  100%.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 983-3380.

Independent Trustees

Other
			Number of		Directorships
		Term of	Portfolios	Principal	Held by
Name,	Position(s)	Office and	in the Trust	Occupation(s)	Trustee
Address and	Held with	Length of	Overseen	During the Past	During the
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Past Five Years

Michael D.	Trustee	Indefinite	25	Professor	Independent
Akers, Ph.D.		Term; Since		Emeritus,	Trustee, USA
615 E. Michigan St.		August 22,		Department of	MUTUALS
Milwaukee, WI 53202		2001		Accounting	(an open-end
Year of Birth: 1955				(June 2019-	investment
				present);	company),
				Professor,	(2001-2021).
Department of
Accounting
(2004-2019);
Chair,
Department
of Accounting
(2004-2017),
Marquette
University.

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Other
			Number of		Directorships
		Term of	Portfolios	Principal	Held by
Name,	Position(s)	Office and	in the Trust	Occupation(s)	Trustee
Address and	Held with	Length of	Overseen	During the Past	During the
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Past Five Years

Gary A. Drska	Trustee	Indefinite	25	Pilot, Frontier/	Independent
615 E. Michigan St.		Term; Since		Midwest Airlines,	Trustee, USA
Milwaukee, WI 53202		August 22,		Inc. (airline	MUTUALS
Year of Birth: 1956		2001		company)	(an open-end
				(1986-present).	investment
company),
(2001-2021).

Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	25	President (2017-	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since		present), Chief	Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,		Operating	end investment
Year of Birth: 1962		2001		Officer	company)
				(2016-2020),	(2003-2017);
				Executive Vice	Trustee, USA
				President (1994-	MUTUALS
				2017), U.S.	(an open-
				Bancorp Fund	end investment
				Services, LLC.	company)
(2001-2018).

*	Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Other
			Number of		Directorships
		Term of	Portfolios	Principal	Held by
Name,	Position(s)	Office and	in the Trust	Occupation(s)	Trustee
Address and	Held with	Length of	Overseen	During the Past	During the
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Past Five Years

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp
Milwaukee, WI 53202	Principal	January 24,		Fund Services,
Year of Birth: 1957	Executive	2013		LLC (2004-
	Officer			present).

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp
Milwaukee, WI 53202	Treasurer	January 24,		Fund Services,
Year of Birth: 1974	and	2013		LLC (2002-
	Principal			present).
Financial
and
Accounting
Officer

Elizabeth B. Scalf	Chief	Indefinite	N/A	Senior Vice	N/A
615 E. Michigan St.	Compliance	Term; Since		President,
Milwaukee, WI 53202	Officer,	July 1,		U.S. Bancorp
Year of Birth: 1985	Vice	2017		Fund Services,
	President			LLC (February
	and			2017-present);
	Anti-Money			Vice President
	Laundering			and Assistant
	Officer			CCO, Heartland
Advisors, Inc.
(December 2016-
January 2017);
Vice President
and CCO,
Heartland Group,
Inc. (May 2016-
November 2016);
Vice President,
CCO and Senior
Legal Counsel
(May 2016-
November 2016)
Heartland
Advisors, Inc.

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Other
			Number of		Directorships
		Term of	Portfolios	Principal	Held by
Name,	Position(s)	Office and	in the Trust	Occupation(s)	Trustee
Address and	Held with	Length of	Overseen	During the Past	During the
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Past Five Years

Jay S. Fitton	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President, U.S.
Milwaukee, WI 53202		July 22,		Bancorp Fund
Year of Birth: 1970		2019		Services, LLC
(2019-present);
Partner, Practus,
LLP (2018-2019);
Counsel, Drinker
Biddle &
Reath LLP
(2016-2018).

Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011-present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010-present).

Laura A. Carroll	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		August 20,		Bancorp Fund
Year of Birth: 1985		2018		Services, LLC
(2007-present).

 (This Page Intentionally Left Blank.)

 A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at (888) 983-3380. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, (888) 983-3380, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (888) 983-3380 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Dearborn Partners Rising Dividend Fund

Investment Adviser	Dearborn Partners, L.L.C.
200 West Madison Street
Suite 1950
Chicago, Illinois 60606

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
111 East Kilbourn Avenue
Suite 1250
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 5, 2014.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date   11/8/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date   11/8/2021

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date   11/8/2021

* Print the name and title of each signing officer under his or her signature.